UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016 (November 13, 2015)

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, La 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 19, 2015, RedHawk Holdings Corp. (“RedHawk” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition of certain commercial real estate on November 13. 2015. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. After reasonable inquiry, the Company is not aware of any other material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Report of Independent Registered Public Accounting Firm.

Statements of Revenues and Certain Operating Expenses for the three months ended September 30, 2015 (unaudited), for the five months ended June 30, 2015 (unaudited) and the two years ended January 31, 2015.

Notes to the Statements of Revenues and Certain Operating Expenses for the three months ended September 30, 2015 (unaudited), for the five months ended June 30, 2015 (unaudited) and the two years ended January 31, 2015.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended September 30, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Income for the five months ended June 30, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Income for the two years ended January 31, 2015.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

‘(c)	Exhibits.

Exhibit 23.1 Consent of Independent Registered Public Accounting Firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2016	RedHawk Holdings Corp.

	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Chief Financial Officer

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

RedHawk Holdings Corp.

We have audited the accompanying statements of revenues and certain operating expenses of 1118 Jefferson Street for the years ended January 31, 2015 and 2014. 1118 Jefferson Street’s management is responsible for these statements of revenues and certain operating expenses. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of 1118 Jefferson Street’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of 1118 Jefferson Street’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the revenues and certain operating expenses of 1118 Jefferson Street, in conformity with accounting principles generally accepted in the United States of America.

The accompanying statements of revenues and certain operating expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of RedHawk Holdings Corp.) as discussed in Note 2 to the statements of revenues and certain operating expenses and are not intended to be a complete presentation of 1118 Jefferson Street’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Postlethwaite & Netterville, APAC

Lafayette, Louisiana

January 29, 2016

1118 JEFFERSON STREET

STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Three Months ended September 30, 2015 (unaudited), the Five Months Ended June 30, 2015 (unaudited)

and the Two Years Ended January 31, 2015

	Three Months	Five Months
	Ended	Ended	Year ended January 31,
	September 30	June 30	2015	2014
	(unaudited)	(unaudited)

Revenues:
Rental income	$9,750	$16,250	$37,864	$34,115

Certain Operating Expenses:
Utilities	1,111	1,555	4,841	4,523

Maintenance	879	1,508	4,028	3,474

Real estate taxes	450	750	1,768	1,727

Insurance	735	1,225	2,920	2,920

Total Certain Operating Expenses	3,175	5,038	13,557	12,644

Excess of Revenues Over Certain Operating Expenses	$6,575	$11,212	$24,307	$21,471

See accompanying notes to statements of revenues and certain operating expenses

1118 JEFFERSON STREET

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Three Months Ended September 30, 2015 (unaudited), the Five Months Ended
September 30, 2015 (unaudited) and the Two Years Ended January 31, 2015

The use of the words “we,” “us,” “our,” “Company,” or “RedHawk” refers to RedHawk Holdings Corp. and our consolidated subsidiaries, except where the context otherwise requires.

1.	BUSINESS

On November 13, 2015, RedHawk Holdings Corp. (the “Company”) through its subsidiary RedHawk Land & Hospitality LLC, acquired 1118 Jefferson Street (the “Property”), a commercial real estate rental property of approximately 3000 square feet, located in the downtown historical district of Lafayette, Louisiana for $480,000 paid with the assumption of $265,000 of bank indebtedness and the issuance of $215,000 of our Series A Preferred Stock. At the time of purchase, the property was 100% occupied under a long-term lease to the 3rd Circuit Court of Appeals for the State of Louisiana.

In assessing the Property, the Company considered the Property’s revenue source including those factors which may be affected in the future including, but not limited to, demand, supply, independent appraisals and competitive factors present in the local and national markets for commercial office real estate rentals and the ability of the tenant to make the monthly lease payments when due. We also considered the Property’s expenses including, but not limited to, utility costs, tax rates, maintenance, insurance and other expenses that may be recoverable from tenant. The Property was owned and controlled by G. Darcy Klug, the Company’s Chief Financial Officer, a related party. The purchase price of the property was determined by the Company through use of independent third party appraisers commissioned by the financial institution providing the long-term financing for the acquisition, plus the cost of specific security improvements requested by the lessee.

2.	BASIS OF PRESENTATION

The Statements of Revenues and Certain Operating Expenses (the Statements”) have been prepared for the purpose of complying with Rule 3.14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses. The Statements have been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting period. Expenses such as depreciation and interest are excluded from the Statements. Actual results may differ from those estimates.

The unaudited Statements for the three month period ended September 30, 2015 and the five month period ended June 30, 2015 have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

3.	REVENUE

The lease is accounted for as a non-cancelable operating lease. Rental income from leases is recognized on a straight line basis over the lease term. The lease includes provisions under which the Property is reimbursed for utilities and property taxes in excess of an agreed upon amount. Pursuant to the lease agreement, income related to this reimbursed cost is recognized in the period in which these reimbursed costs incurred. The Property is under lease to a tenant through July 2017 but negotiations are ongoing to renew the lease through December 2022.

Minimum Lease payments for the period from the acquisition of the Property (November 13, 2015) to June 30, 2016, and the twelve month periods ending June 30, 2017 and 2018 are $24,375, $39,000 and $3,250, respectively.

4.	CERTAIN OPERATING EXPENSES

Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the Statements.

5	SUBSEQUENT EVENTS

Management and the Property evaluated subsequent events through January 29, 2016. Management did not identify any subsequent events requiring additional disclosure.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following pro forma financial statements have been prepared to provide pro forma information with regard to the acquisition of 1118 Jefferson Street (the “Property”), which RedHawk Holdings Corp. (“RedHawk”), through RedHawk Land & Hospitality LLC, its wholly-owned subsidiary, acquired from Beechwood Properties, LLC, an entity owned and controlled by G. Darcy Klug, RedHawk’s Chief Financial Officer. Additionally, Mr. Klug beneficially owns approximately 56.6% of our common stock.

The unaudited pro forma condensed consolidated statements of income for RedHawk and the Property for the two years ended January 31, 2015, the three months ended September 30, 2015 and the five months ended June 30, 2015, give effect to RedHawk’s acquisition of the Property, as if it had occurred on the first day of the earliest period presented. The pro forma adjustments column presented on the pro forma consolidated statements of income for the two years ended January 31, 2015 each include the financial information for the Property for the entire year. The pro forma adjustments column presented on the pro forma consolidated statements of income for the three and five month periods ended September 30, 2015 and June 30, 2015, respectively, include the financial information for the Property for the full three and five month periods, respectively, as the Property was acquired subsequent to September 30, 2015 and therefore was not included in RedHawk’s historical financial statements.

The unaudited pro forma condensed financial statements have been prepared by RedHawk’s management based upon the historical financial statements of RedHawk and of the acquired Property. These pro forma financial statements may not be indicative of the results that actually would have occurred had the acquisition been in effect on the dates indicated or which may be obtained in the future.

In management’s opinion, all adjustments necessary to reflect the effects of the Property acquisition have been made. These unaudited pro forma statements are for informational purposes only and should be read in conjunction with the historical financial statements of RedHawk and its subsidiaries, including the related notes thereto, which were filed with the Securities and Exchange Commission as part of RedHawk’s Annual Report on Form 10-K for the year ended January 31, 2015, its Quarterly Report on Form 10-Q for the three months ended September 30, 2015 and on its Transition report for the five months ended June 30, 2015.

REDHAWK HOLDINGS CORP.

Pro Forma Statements of Operations

(unaudited)

	Three Months Ended September 30, 2015
			Pro Forma	Pro Forma
	RedHawk	Property	Adjustments	Consolidated
	A	B	C
Revenue:
Financial services	$4,750	$-	$-	$4,750
Real estate	-	9,750	-	9,750
	4,750	9,750	-	14,500

Operating Costs and Expenses:
Professional fees	61,150	-	-	61,150
Costs of real estate operations	-	3,175	-	3,175
Management fees	21,500	-	-	21,500
Depreciation and Amortization of intangibles	17,166	-	5,625	22,791
General and administrative	13,338	-	-	13,338

Total Operating Expenses	113,154	3,175	5,625	121,954

Other Income (Expense):
Interest	-	-	(3,596)	(3,596)
Total Other Expense	-	-	(3,596)	(3,596)

Net Income (Loss)	(108,404)	6,575	(9,221)	(111,050)

Net Loss Per Share
Basic	$-			$-
Diluted	$-			$-

Weighted Average Shares Outstanding
Basic	360,094,082			360,094,082
Diluted	360,094,082			360,094,082

The accompanying notes are an integral part of these financial statements

RedHawk Holdinsg Corp.

Pro Forma Statements of Operations

(unaudited)

	Five Months Ended June 30, 2015
			Pro Forma	Pro Forma
	RedHawk	Property	Adjustments	Consolidated
	D	E	C
Revenue
Medical devices	$385	$-	$-	$385
Real estate	-	16,250	-	16,250
	385	16,250	-	16,635

Operating Costs and Expenses:
Cost of goods sold	151	-	-	151
Selling	173	-	-	173
Costs of real estate operations	-	5,038	-	5,038
Professional fees	68,794	-	-	68,794
Depreciation and Amortization of intangibles	28,860	-	9,375	38,235
General and administrative	8,022	-	-	8,022

Total Operating Expenses	106,000	5,038	9,375	120,413

Other Income (Expense)
Interest	-	-	(6,068)
Total Other Expense	-	-	(6,068)	-

Net Income (Loss)	(105,615)	11,212	(15,443)	(103,778)

Net Loss Per Share
Basic	$-			$-
Diluted	$-			$-

Weighted Average Shares Outstanding
Basic	360,094,082			360,094,082
Diluted	360,094,082			360,094,082

The accompanying notes are an integral part of these financial statements

RedHawk Holdinsg Corp.

Pro Forma Statements of Operations

	Year Ended January 31, 2015
			Pro Forma	Pro Forma
	RedHawk	Property	Adjustments	Consolidated
	F	G	C
Revenue:
Medical devices	$225	$-	$-	$225
Real estate	-	37,864	-	37,864
	225	37,864	-	38,089

Operating Costs and Expenses:
Costs of goods sold	108	-	-	108
Selling	2,019	-	-	2,019
Costs of real estate operations	-	13,557	-	13,557
Professional fees	51,515	-	-	51,515
Depreciation and Amortization of intangibles	57,220	-	22,500	79,720
General and administrative	86,512	-	-	86,512

Total Operating Expenses	197,374	13,557	22,500	233,431

Net Income (Loss) from Operations	(197,149)	24,307	(22,500)	(195,342)

Other Income (Expense):
Amortization of discount on convertible debentures	(74,166)	-	-	(74,166)
Amortization of deferred financing charges	(1,264)	-	-	(1,264)
Gain (loss) on change in fair value of derivative liability	24,029	-	-	24,029
Interest expense	(519)	-	(15,568)	(16,087)

Total Other Expense, net	(51,920)	-	(15,568)	(67,488)

Income (Loss) from Continuing Operations	(249,069)	24,307	(38,068)	(262,830)

Discontinued Operations
Loss from discontinued operations	(147,739)	-	-	(147,739)

Loss on Discontinued Operations	(147,739)	-	-	(147,739)

Net Income (Loss)	$(396,808)	$24,307	$(38,068)	$(410,569)

Net Loss Per Share
Basic	$-			$-
Diluted	$-			$-

Weighted Average Shares Outstanding
Basic	314,534,724			314,534,724
Diluted	314,534,724			314,534,724

The accompanying notes are an integral part of these financial statements

RedHawk Holdinsg Corp.

Pro Forma Statements of Operations

	Year Ended January 31, 2014
			Pro Forma	Pro Forma
	RedHawk	Property	Adjustments	Consolidated
	F	G	C

Revenue:	$-	$34,115	$-	$34,115

Operating Costs and Expenses:
Costs of real estate operations	-	12,644	-	12,644
Professional fees	46,871	-	-	46,871
Depreciation and Amortization of intangibles	-	-	22,500	22,500
General and administrative	128,395	-	-	128,395

Total Operating Expenses	175,266	12,644	22,500	210,410

Net Income (Loss) from Operations	(175,266)	21,471	(22,500)	(176,295)

Other Income (Expense):
Accretion expense	(19,934)	-	-	(19,934)
Amortization of deferred financing charges	(1,236)	-	-	(1,236)
Gain on forgiveness of indebtedness	48,284	-	-	48,284
Gain (loss) on change in fair value of derivative liability	(54,438)	-	-	(54,438)
Interest expense	(5,748)	-	(15,421)	(21,169)

Total Other Expense, net	(33,072)	-	(15,421)	(48,493)

Loss from Continuing Operations	(208,338)	21,471	(37,921)	(224,788)

Discontinued Operations
Loss from discontinued operations	(335,284)	-	-	(335,284)

Loss on Discontinued Operations	(335,284)	-	-	(335,284)

Net Income (Loss)	$(543,622)	$21,471	$(37,921)	$(560,072)

Net Loss Per Share
Basic	$-			$-
Diluted	$-			$-

Weighted Average Shares Outstanding
Basic	121,886,347			121,886,347
Diluted	121,886,347			121,886,347

The accompanying notes are an integral part of these financial statements

REDHAWK HOLDINGS CORP.

NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT

(UNAUDITED)

1.	STATEMENTS OF INCOME

A.	Reflects the historical condensed consolidated statements of operations of RedHawk for the three months ended September 30, 2015. Please refer to Redhawk’s historical consolidated financial statements and notes thereto included in RedHawk’s Quarterly Report on Form 10-Q for the three months ended September 30, 2015.
B.	Figures reflect the historical operations of the Property for the three months ended September 30, 2015.
C.	The figure for the property represents depreciation of the building (over 20 years) and improvements (over 8 years) based on the purchase price allocation in accordance with U.S. generally accepted accounting principles, interest expense on the assumed mortgage, assuming the acquisition of the property occurred on February 1, 2013.
D.	Reflects the historical condensed consolidated statements of operations of RedHawk for the five months ended June 30, 2015. Please refer to Redhawk’s historical consolidated financial statements and notes thereto included in RedHawk’s Transition Report on Form 10-Q for the five months ended June 30, 2015.
E.	Figures reflect the historical operations of the Property for the five months ended June 30, 2015.
F.	Reflects the historical condensed consolidated statements of operations of RedHawk for the twelve months ended January 31, 2015 and 2014, as noted. Please refer to Redhawk’s historical consolidated financial statements and notes thereto included in RedHawk’s Annual Report on Form 10-K for the twelve months ended January 31, 2015 and 2014.
G.	Figures reflect the historical operations of the Property for the twelve months ended January 31, 2015 and 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2016	RedHawk Holdings Corp.

	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Chief Financial Officer